EXHIBIT 99.1

                                                        Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS

CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96

JUDGE: Barbara J. Houser

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                              CFO
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                  8/21/00
----------------------------------------           -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

                                                     Corporate Controller
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                           8/21/00
----------------------------------------           -----------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        Monthly Operating Report

      CASE NAME: KITTY HAWK, INC.                       ACCRUAL BASIS-1

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96


      --------------------------------------------------------
      COMPARATIVE BALANCE SHEET

      -----------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH              MONTH              MONTH
                                                              ---------------------------------------------------------
      ASSETS                                     AMOUNT           July 2000
      -----------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                     $13,401,586        $47,725,174                 $0
      -----------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                                   $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                            $13,401,586        $47,725,174                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                               ($11,899,615)                $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                  ($816,667)                $0
      -----------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                          $15,000            $15,000                 $0
      -----------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                            $300,363                 $0
      -----------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                  $422,186,692       $368,414,869                 $0
      -----------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                 $435,603,278       $403,739,124                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT            $2,425,652         $2,865,674                 $0
      -----------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                    $582,967                 $0
      -----------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                              $2,425,652         $2,282,707                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                         $62,465           $293,261                 $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)            $10,967,208        $10,579,216                 $0
      -----------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                  $138,370,015       $138,370,015                 $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                         $587,428,618       $555,264,323                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                         ($1,048,252)                $0
      -----------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                     $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                     $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                         $1,277,000                 $0
      -----------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                      $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                       $2,346,619                 $0
      -----------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                               $2,575,367                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                         $466,119,468       $416,251,006                 $0
      -----------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                             $29,661                 $0
      -----------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                        $22,580,547         $2,245,799                 $0
      -----------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                            $0        $35,306,098                 $0
      -----------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES        $488,729,676       $453,802,903                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                    $488,729,676       $456,378,270                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                               $98,899,692                 $0
      -----------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                            ($13,639)                $0
      -----------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
       -----------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                   $0        $98,886,053                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                       $488,729,676       $555,264,323                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-2

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

----------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------
                                            MONTH          MONTH          MONTH         QUARTER
                                        ---------------------------------------------
REVENUES                                  July 2000                                      TOTAL
----------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                  $0             $0                            $0
----------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                       $0             $0                            $0
----------------------------------------------------------------------------------------------------
3.  NET REVENUE                                     $0             $0             $0             $0
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.  MATERIAL                                        $0             $0                            $0
----------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                    $0             $0                            $0
----------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                 $0             $0                            $0
----------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                        $0             $0             $0             $0
----------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                    $0             $0             $0             $0
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION             $85,488             $0                       $85,488
----------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE               ($1,050,722)            $0                   ($1,050,722)
----------------------------------------------------------------------------------------------------
12. RENT & LEASE                               $21,502             $0                       $21,502
----------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                 ($943,732)            $0             $0      ($943,732)
----------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                          $943,732             $0             $0       $943,732
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)         ($208,368)            $0                     ($208,368)
----------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)               $0             $0                            $0
----------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                          $116,620             $0                      $116,620
----------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                   $47,648             $0                       $47,648
----------------------------------------------------------------------------------------------------
20. AMORTIZATION                               $91,567             $0                       $91,567
----------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                $47,467             $0             $0        $47,467
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                         $913,831             $0                      $913,831
----------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                               $0             $0                            $0
----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES             $913,831             $0             $0       $913,831
----------------------------------------------------------------------------------------------------
27. INCOME TAX                                      $0             $0                            $0
----------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                         ($17,566)            $0             $0       ($17,566)
----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK,INC.                              ACCRUAL BASIS-3

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH            MONTH           MONTH           QUARTER
                                        --------------------------------------------------
DISBURSEMENTS                              July 2000                                           TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH              $38,394,776                                      $38,394,776
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                    $34,741,091                                      $34,741,091
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS           $34,741,091              $0               $0     $34,741,091
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                         $34,741,091              $0               $0     $34,741,091
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                   $73,135,867              $0               $0     $73,135,867
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                             $3,613,151              $0                       $3,613,151
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                      $1,526,251              $0                       $1,526,251
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID              $74,434              $0                          $74,434
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES               $1,392,334              $0                       $1,392,334
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                 $169,330              $0                         $169,330
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                 $655,938              $0                         $655,938
----------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                       $98,840              $0                          $98,840
----------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                  $1,128,416              $0                       $1,128,416
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                   $3,518,517              $0                       $3,518,517
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                   $77,440              $0                          $77,440
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                 $8,395              $0                           $8,395
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                    $12,985,397              $0                      $12,985,397
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS          $25,248,443              $0               $0     $25,248,443
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                         $150,000              $0                         $150,000
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                          $12,250              $0                          $12,250
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES             $162,250              $0               $0        $162,250
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                    $25,410,693              $0               $0     $25,410,693
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                           $9,330,398              $0               $0      $9,330,398
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                    $47,725,174              $0               $0     $47,725,174
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH           MONTH            MONTH
                                                                 -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         July 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                   $0               $0
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                  $0               $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                  $0               $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                    $0               $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                               $11,899,615
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0    ($11,899,615)              $0              $0
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:    July 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE               ($224,373)       ($393,195)      ($455,981)         $25,297     ($1,048,252)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:    July 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0        $126,757         $126,757              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0        $126,757         $126,757              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0        $126,757         $126,757              $0
------------------------------------------------------------------------------------------------------------------


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:    July 2000
                                                            ------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.           BANK:                             Bank One        Bank One       Wells Fargo
---------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                  100140334       9319959434      4417-881463        TOTAL
---------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                  Operating      Disbursement      Operating
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                $2,595,474         $50,000          $8,403      $2,777,226
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0         $13,651         $13,651
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                $864,693              $0              $0        $864,693
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                       $8,682              $0              $0        ($83,229)
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS               $1,739,463         $50,000         $22,054      $1,811,517
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN           No checks          11069         No checks
------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     Wells Fargo Certificate of Deposit                   CD                     $200,000        $202,564
------------------------------------------------------------------------------------------------------------
8.     Bank One                                     6/30/00 Overnight Sweep     $45,678,655     $45,678,655
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                        $45,878,655     $45,881,219
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                              $1,000
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OFMONTH                                                                 $47,725,174
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    July 2000
                                                             -------------------------------------------------
--------------------------------------------
BANK RECONCILIATIONS
                                               Account #4      Account #5      Account #6
--------------------------------------------------------------------------------------------------------------
A.           BANK:                              Bank One        Bank One        Bank One
--------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   1570695922   00129949/931995845  1586268961         TOTAL
--------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                    Payroll      Health Insurance Flex Spending
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0         $91,911         $31,438         $123,349
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                       $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0        ($91,911)             $0         ($91,911)
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0              $0         $31,438          $31,438
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN              61704           136650           1030
--------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                    $0
--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                      $31,438
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK,INC.                              ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    July 2000
                                                             -------------------------------------------------
--------------------------------------------
BANK RECONCILIATIONS

                                               Account #7      Account #8      Account #9
--------------------------------------------------------------------------------------------------------------
A.           BANK:                              Bank One
---------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   1586269860                                         TOTAL
---------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                      COD
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                       $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0                                               $0
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN               2103
--------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                                 $0               $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                           $0
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


                                                        MONTH:      July 2000
                                                               -----------------

-----------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------
                             INSIDERS
-------------------------------------------------------------------
                          TYPE OF         AMOUNT      TOTAL PAID
              NAME        PAYMENT          PAID         TO DATE
-------------------------------------------------------------------
1.   Mike Clark       Salary                  $6,667       $20,001
-------------------------------------------------------------------
2.   Jim Craig        Salary                 $16,667       $50,001
-------------------------------------------------------------------
3.   Janie Garrard    Salary                      $0        $2,625
-------------------------------------------------------------------
4.   Drew Keith       Salary                 $18,404       $55,212
-------------------------------------------------------------------
5    Lena Baker       Salary                      $0        $7,500
-------------------------------------------------------------------
6    Jim Reeves       Salary                 $33,333       $99,999
-------------------------------------------------------------------
7    John Turnipseed  Salary                 $10,417       $31,251
-------------------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                             $85,488      $266,589
-------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                  PROFESSIONALS
----------------------------------------------------------------------------------------------
                      DATE OF COURT                                                TOTAL
                    ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID    INCURRED
       NAME              PAYMENT        APPROVED        PAID        TO DATE     & UNPAID *
----------------------------------------------------------------------------------------------
1.   Lain Faulkner                                                                   $156,000
----------------------------------------------------------------------------------------------
2.   Haynes and Boone                                                                $705,000
----------------------------------------------------------------------------------------------
3.   The Seabury Group                                    $150,000     $450,000            $0
----------------------------------------------------------------------------------------------
4.   Various attorneys                                                               $321,000
----------------------------------------------------------------------------------------------
5.   Various accounting firms                                                         $95,000
----------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                             $0      $150,000     $450,000    $1,277,000
----------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                         SCHEDULED      AMOUNTS
                                          MONTHLY        PAID         TOTAL
                                         PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                 DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                                        $0            $0           $0
--------------------------------------------------------------------------------

                                                        Monthly Operating Report

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-7

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:     July 2000
                                                              ------------------

------------------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              YES                   NO
-------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                          X
-------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                    X
-------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                              X
-------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                        X
-------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
-------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                     X
-------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
-------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
-------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                   X
-------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                             X
-------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. Three creditors which had letters of credit in place prior to May 1, 2000, drew on their letter of credit. Total draws were $251,000

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              YES                   NO
-------------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                 X
-------------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                   X
-------------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                                PAYMENT AMOUNT
            POLICY                       CARRIER                     PERIOD COVERED                & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------------
      121 Aircraft Insurance        Aviation Agency               6/1/2000 - 5/31/2001       781,160            Quarterly
-------------------------------------------------------------------------------------------------------------------------------
      Workers Comp                  Aviation Agency               1/1/2000 - 12/31/2000      124,382             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Inland Marine/Property        GCU                           4/1/2000 - 3/31/2001         9,902             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Professional Liab             Aviation Agency               6/1/2000 - 5/31/2001        25,291              Annual
-------------------------------------------------------------------------------------------------------------------------------
      135 Aircraft Insurance        Aviation Agency               10/1/1999 - 9/30/2000       87,316            Quarterly
-------------------------------------------------------------------------------------------------------------------------------
      Primary Auto                  Aviation Agency               4/1/2000 - 3/31/2001        10,827             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Excess Auto                   Aviation Agency               4/1/2000 - 3/31/2001        29,870              Annual
-------------------------------------------------------------------------------------------------------------------------------
      Medical Equipment             Aviation Agency               3/29/2000 -3/29/2001         3,363              Annual
-------------------------------------------------------------------------------------------------------------------------------
      Aggregate Claims Liab         Reliastar                     5/1/2000 - 4/30/2001        15,000             Annually
-------------------------------------------------------------------------------------------------------------------------------
      Claims Admin Runout           CIGNA                         5/1/2000 - 4/30/2001       125,779             One time
-------------------------------------------------------------------------------------------------------------------------------
      Pilot Long Term Disabl        UNUM                          5/1/2000 - 4/30/2001         7,975             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Stop Loss                     Reliastar                     5/1/2000 - 4/30/2001        31,635             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Case Management               Reliastar                     5/1/2000 - 4/30/2001         1,329             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Claims Administration         Allied Benefit System         5/1/2000 - 4/30/2001        25,052             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Life/AD&D                     CIGNA                         5/1/2000 - 4/30/2001        11,732             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      EAP                           Behavioral Health Partners    5/1/2000 - 4/30/2001         2,941             Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Section 125 Admin             Taxsaver                      5/1/2000 - 4/30/2001         1,179             Monthly
-------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.                                 FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42141-BJH                                  ACCRUAL BASIS

                                       MONTH:              July 2000
                                              ----------------------------------
-------------------------------------------------------------------------------
ACCRUAL BASIS  LINE
 FORM NUMBER  NUMBER                   FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------
       3         8    All cash received into the each subsidiary cash account
                         is swept each night to Kitty Hawk, Inc. Master Account
-------------------------------------------------------------------------------
       3         31   All disbursements (either by wire transfer or check),
                         including payroll, are disbursed out of the
                         Kitty Hawk, Inc. controlled disbursement account.
-------------------------------------------------------------------------------
       4         6    All assessments of uncollectible accounts receivable are
                         done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-------------------------------------------------------------------------------
       7              All insurance policies are carried in the name of Kitty
                         Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
-------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK, INC.

CASE  NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                     July 2000

8.   OTHER  (ATTACH  LIST)                          $ 368,414,869 Reported
                                               -------------------
        Intercompany Receivables                      368,777,936
        Escrow JRC                                        403,000
        A/R Other                                         354,909
        Misc A/R                                           (9,232)
        A/R Employees                                         853
        A/R 401(k) Loan                                      (126)
        A/R Travel Advance                                  1,320
        Deferred Taxes                                 (1,682,277)
        Deposits - Other                                  152,487
        Deposits - Retainers                              415,999
                                               -------------------
                                                      368,414,869 Detail
                                               -------------------
                                                                - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION  (ATTACH  LIST)                      10,579,216 Reported
                                               -------------------
        Loan organization costs                         1,571,410
        Bond offering costs                             7,151,860
        Non-compete - Beti Ward                           364,589
        Goodwill - KH Cargo                             1,491,357
                                               -------------------
                                                        10,579,216 Detail
                                               -------------------
                                                                - Difference

15.  OTHER (ATTACH LIST)                              138,370,015
                                               -------------------
        Investment in KH Aircargo                           1,000
        Investment in KH International                 81,974,302
        Investment in Longhorn                          2,266,436
        Investment in KH Cargo                         54,128,277
                                               -------------------
                                                      138,370,015 Detail
                                               -------------------
                                                                - Difference

22.  OTHER (ATTACH LIST)                               $ 2,346,619 Reported
                                               -------------------
        Accrued expenses                                   50,196
        Accrued interest                                2,284,175
        A/P Aging reconciling item                        (26,550)
        A/P Clearing                                            -
        Accrued Salaries/Wages/401(k)                      38,798
                                               -------------------
                                                        2,346,619 Detail
                                               -------------------
                                                                - Difference

27.  OTHER (ATTACH LIST)                             $ 35,306,098 Reported
                                               -------------------
        Deferred Taxes                                 37,136,131
        Accrued Taxes payable                         (17,658,879)
        Interest payable                               15,828,846
                                               -------------------
                                                       35,306,098 Detail
                                               -------------------
                                                                - Differnece

CASE  NAME: KITTY HAWK, INC.

CASE  NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                    (208,368)Reported
                                               -------------------
        Interest Income                                  (208,007)
        Other Misc Income                                    (361)
                                               -------------------
                                                         (208,368)Detail

                                                                - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                               34,741,091 Reported
                                               -------------------
        Transfers from Charters                         3,482,059
        Transfers from Cargo                            8,275,073
        Transfers from Aircargo                        15,406,894
        Transfers from International                        5,000
        Transfers to LSI                                        -
        Cash deposits - non-lockbox                     7,284,864
        Interest income                                   207,144
        Other Misc Income                                       -
        Misc deposits/returned wires                       80,057

                                               -------------------
                                                       34,741,091 Detail
                                               -------------------
                                                                - Difference
                                               -------------------


25.  OTHER (ATTACH LIST)                               12,985,397 Reported
                                               -------------------
        Inc. 401(k)                                       732,947
        Employee Expenses/Relocation                       49,853
        Bank charges                                       10,154
        Fuel                                            5,900,415
        Professional fees                                  99,016
        Ground Handling                                 2,061,556
        Prepetition items - KH International              124,856
        Shipping                                          124,228
        Ondemand Charter costs                            187,710
        135 Airline costs                                  53,003
        Equipment Rental                                   98,344
        Building Rent and expenses                        579,356
        Contract Labor                                    501,483
        Trucking                                          305,883
        Customs/Parking/Landing                           507,851
        American Express Charges                          193,145
        Uniforms                                           21,550
        Simulator/Communication/Other Training             80,146
        Misc                                              114,923
        Deposits                                            6,750
        Subcharter Aircraft                             1,232,228
                                               -------------------
                                                       12,985,397 Detail
                                                                - Difference